UNITED STATES
                     SECURITIES AND EXCHANGE  COMMISSION
                                 Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of  The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 19, 2006


                          MEDISCIENCE TECHNOLOGY CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEW JERSEY                     0-7405                   22-1937826
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                FileNumber)            Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey             08034
--------------------------------------------------------------------------------
        (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (215) 485 0362


         (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item  8.01. Other Events.

CHERRY HILL, N.J. July, 24 2006, Registrant Mediscience Technology Corp. and Info tonics Research announced the execution of their Memorandum of Understanding defining Info tonics agreed role and responsibilities in the development and commercialization of the Mediscience Optical Biopsy Pill. The parties expression of understanding is to commercialize the optical biopsy pill through the formation of a "Newco" subsidiary of Mediscience. Infotonics' responsibilities in support of Newco include the following:
(Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G).

1. Overall leadership responsibility for the project team to deliver a manufacturable, commercial prototype product that meets agreed upon cost, schedule and product performance requirements, ready for FDA trials.

2. Assist Mediscience to identify and recruit a qualified management team for "Newco" including a qualified and approved CEO candidate.

3. Develop performance specifications for the Optical Biopsy Ingestible Photonic pill based on market requirements.

4. Provide "Newco" management team with office space at the Infotonics Center to work closely with the commercialization team to expedite the project.

5. Develop high volume production concept including capital cost and schedule to install and start up a factory to produce Optical Biopsy Ingestible Photonic Pills at a competitive UMC.

6. Work with Mediscience/"Newco" to negotiate financial investments and tax incentives from NY State to locate a factory facility at Infotonics site.

7. Work with Mediscience/"Newco" to diligently apply for competitive grant funding to supplement prior grants, venture capital investment and accelerate the commercialization project.

8. All Infotonics IP and related licenses that result from R&D funded by MTC will be owned by MTC with a non-exclusive, world-wide royalty-tree license back to Infotonics for fields or use other than medical.

9. Newco" to have a right of first refusal to commercialize novel, non-medical applications of optical pill-like products that may be developed by Infotonics with its non-exclusive, world-wide royalty-free license to apply the technology in other fields of use, subject to approval by a third party should the third party be funding the R&D.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Mediscience Technology Corp. dated July 24, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 24, 2006


                                       MEDICSCIENCE TECHNOLOGY CORPORATION

                                       By:  Peter Katevatis
                                            --------------------------------
                                            Name: Peter Katevatis
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------------------------------------------------------------

99.1           Press Release of Mediscience Technology Corp. dated July 24, 2006